EXHIBIT 10.26




The securities represented hereby have not been registered under the Securities Act of 1933 or applicable state securities laws. These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such securities under the Securities Act of 1933 and applicable state securities laws, or an opinion of counsel reasonably satisfactory to the Company that registration is not required under such Act and applicable state securities laws.

Void after December 31, 1997                         Right to Purchase [_______]
                                                     shares of Common Stock
                                                     (subject to adjustment) of
                                                     Brunswick Technologies Inc.

No.[_________]

                          BRUNSWICK TECHNOLOGIES, INC.

                          Common Stock Purchase Warrant

         BRUNSWICK TECHNOLOGIES, INC. (the "Company"), a Maine corporation, hereby certifies that, for value received, NORTH ATLANTIC VENTURE FUND, L.P. or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time on or after July 31, 1991 and before 5:00 P.M. Portland, Maine time, on December 31, 1997, [______________________]
fully paid and non-assessable shares of Common Stock, no par value per share, of the Company ("Common Stock"), at a purchase price per share (the "Purchase Price") which shall initially be $100.00. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

                  (b) The term "Common Stock" shall include all shares of any class of capital stock of the Company issued in exchange for, or as a result of any recapitalization, recombination or reorganization affecting the Common Stock.

                  (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person corporate or otherwise) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issued or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

                  (d) The term "Shares" means the Common Stock or Other Securities issued or issuable upon exercise of this Warrant.

                  (e) The term "Securities Act" means the Securities Act of 1933, or any successor Federal statute, and the rules and regulations of the Securities and Exchange Commission (or of any other Federal agency then administering the Securities Act) thereunder, all as the same shall be in effect at the time.

         1. Transfer or Exchange Without Registration. If, at the time of any transfer or exchange (other than a transfer or exchange not involving a change in the beneficial ownership of this Warrant) of this Warrant or Shares, this Warrant or Shares shall not be registered under the Securities Act (and/or applicable state securities laws), the Company may require, as a condition of allowing such transfer or exchange, that the holder or transferee of this Warrant or Shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company or a "no action" or similar letter from the Securities and Exchange Commission (and/or the appropriate state securities authority) to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act (and/or applicable state securities laws). In the case of such transfer or exchange and in the case of an exercise of this Warrant if the Shares to be issued thereupon are not registered pursuant to the Securities Act (and/or applicable state securities laws) the Company may require a written statement that this Warrant or Shares, as the case may be, are being acquired for investment and not with a view to the distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within the control of such holder or transferee, as the case may be). The certificates evidencing the Shares issued on the exercise of this Warrant shall, if such shares are being sold or transferred without registration under the Securities Act (and/or applicable state securities laws), bear a legend in the form of the legend set forth on the face hereof, provided that in the event that such Shares are later registered under the Securities Act (and/or applicable state securities laws) such legend shall no longer be required.

         2.       Exercise of Warrant.

         2.1. Full Exercise. This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price.

         2.2. Partial Exercise. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Subsection
2.1 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock for which this Warrant is then exercisable as shall be designated by the holder in the subscription at the end hereof by (b) the Purchase Price. On any such partial exercise, subject to the provisions of Section 1 hereof, the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal to the number of such shares for which this Warrant is then exercisable minus the number of such shares designated by the holder in the subscription at the end hereof.

         2.3 Company Acknowledgment. The Company will, at the time of the exercise, exchange or transfer of this Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder or transferee any rights to which such holder or transferee shall continue to be entitled after such exercise, exchange or transfer in accordance with the provisions of this Warrant, provided that if the holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder or transferee any such rights.

         3.  Delivery  of Stock  Certificates.  Etc.,  on  Exercise.  Subject to
Section 1, as soon as practicable after the exercise of this Warrant in full or in part, and in any event within a reasonable time, not to exceed twenty (20) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct and so long as such issuance and delivery is in compliance with or exempt from the registration provisions of the Securities Act, a certificate or certificates for the number of fully paid and non-assessable Shares to which such holder shall be entitled on such exercise, plus, in lieu of any fractional Share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full Share, together with any other stock and other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 4 or otherwise.

         4. Adjustments to Purchase Price Upon Extraordinary Common Stock Event. Upon the happening of an Extraordinary Common Stock Event (as hereinafter defined), the Purchase Price shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted (and the number of shares for which this Warrant is exercisable shall be proportionately increased (in the case of an Extraordinary Common Stock Event specified in subsection (i) or (ii) below) or proportionately decreased (in the case of an Extraordinary Common
Stock Event specified in subsection (iii) below)) by multiplying the then effective Purchase Price by a fraction, (1) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and (2) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the Purchase Price. The Purchase Price and number of shares for which this Warrant is exercisable, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

         "Extraordinary Common Stock Event" shall mean (i) the issue of additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivision of outstanding shares of Common Stock into a greater number of shares of the Common Stock, or (iii) combination of outstanding shares of the Common Stock into a smaller number of shares of the Common Stock.

         5. Dividends. In the event the Company shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock or in assets (excluding ordinary cash dividends paid out of retained earnings), then and in each such event provision shall be made so that the holder of this Warrant shall receive upon exercise thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Company which they would have received had this Warrant been exercised for Common Stock on the date of such event and had such holder thereafter, during the period from the date of such event to and including the exercise of this Warrant, retained such securities or such other assets receivable by it as aforesaid during such period, giving application to all adjustments called for during such period under this Warrant with respect to the rights of the holder of this Warrant.

         6. Capital Reorganization or Reclassification. If the Common Stock issuable upon the exercise of this Warrant shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in this Warrant, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Warrant), then and in each such event the holder of this Warrant shall have the right thereafter to exercise such Warrant for the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock for which such Warrant might have been exercised immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

         7. Capital Reorganization Merger. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Warrant or a merger or consolidation of the Company with or into another corporation), then, as a part of such reorganization, merger or consolidation, provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of the Warrant, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of Common Stock issuable upon exercise would have been entitled on such capital reorganization, merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights of the holder of this Warrant after the reorganization, merger or consolidation to the end that the provisions of this Warrant (including adjustment of the Purchase Price then in effect and the number of shares purchasable upon exercise of this Warrant) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

         8. Accountant's Certificate as to Adjustments. In each case of an adjustment or readjustment of the Purchase Price, the Company will furnish the holder of this Warrant with a certificate, prepared by independent public accountants of recognized standing showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

         9. No Dilution or Impairment. The Company will not, by amendment of its Articles of Organization or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock on the exercise of this Warrant from time to time outstanding, and (c) will not effect a subdivision or split-up of shares or similar transaction with respect to any class of the Common Stock without effecting an equivalent transaction with respect to all other classes of Common Stock.

         10.      Reporting Requirements.

                  10.1.  Financial   Information.   Prior  to  the  exercise  or
expiration of the right to exercise this Warrant the Company shall furnish to the holder of this Warrant:

                  (a) as soon as available  and in any event  within  forty-five
         (45) days after the end of each of the first three quarters of each fiscal year of the Company consolidated and consolidating balance sheets of the Company and its subsidiaries as of the end of such quarter, consolidated and consolidating (if the Company has any material subsidiary) statements of income and retained earnings and a cash flow statement of the Company and its subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter and a statement of sources and uses of funds, all in reasonable detail and duly certified (subject to year-end audit adjustments and to the addition of notes) by the chief financial officer of the Company as having been prepared in accordance with generally accepted accounting principles consistently applied;

                  (b) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Company a copy of the annual audit report and accompanying financial statements for each year for the Company and its subsidiaries, including therein consolidated and consolidating balance sheets of the Company and its subsidiaries as of the end of such fiscal year, consolidated and consolidating statements of income and retained earnings and of changes in financial position of the Company and its subsidiaries for such fiscal year and a statement of sources and uses of funds, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all of such consolidated and consolidating balance sheets and statements to be duly certified by independent public accountants of recognized national standing; and

                  (c) promptly upon sending, making available, or filing the same, such reports and financial statements as the Company or any subsidiary shall send or make available generally to the stockholders of the Company or the Securities and Exchange Commission.

         10.2.    Notices of Record Date Etc.  In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right and
(ii)   the   date  on   which   any   such   reorganization,   reclassification,
recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken).

         11. Reservation of Stock Etc., Issuable on Exercise of This Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

         12. Exchange of Warrant. On surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or (subject to Section 1) on the order of the holder thereof a new Warrant or

Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder or any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which the Warrant so surrendered is exercisable.

         13. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         14. Warrant Agent. The Company may, by written notice to the holder of this Warrant, appoint an agent having an office in either Boston, Massachusetts or New York, New York, for the purpose of issuing Shares on the exercise of the Warrant pursuant to Section 2, exchanging the Warrant pursuant to Section 12, and replacing the Warrant pursuant to Section 13, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         15. Negotiability, Etc. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

                  (a) subject to Section 1 hereof, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

                  (b) so long as the provision of the Securities Act are complied with, any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

                  (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         16. Notices, Etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

         17. No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

         18. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of Maine and shall be construed and enforced in accordance with and governed by its laws. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal.

         19. Expiration. The right to exercise this Warrant shall expire at 5:00 P.M., Portland, Maine time, on December 31, 1997.

Dated: July 31, 1991                BRUNSWICK TECHNOLOGIES, INC.



(Corporate Seal)                    By:
                                       ---------------------------------
                                     Title:
                                           -----------------------------

Attest:



----------------------------------------
Title:  Clerk